Financial Income and Expenses	12 Months Ended
Dec. 31, 2021
Financial Income and Expenses
Financial Income and Expenses

Note 19. Financial Income and Expenses

	Year ended
	December 31,
(in thousands of euros)	2019	2020	2021
Income from cash and cash equivalents	157	226	57
Foreign exchange gains	18	40	5,421
Fair value variation gains / losses	—	1,791	—
Total financial income	175	2,057	5,478
Interest cost	(3)	(66)	(138)
Foreign exchange losses	(62)	(5,884)	(1,842)
Losses on change in fair value	—	—	(651)
Other financial expenses	(16)	(8)	(5)
Total financial expenses	(81)	(5,959)	(2,635)
Net financial income (loss)	93	(3,902)	2,842

For the year ended December 31, 2021, financial income mainly relates to foreign exchange gains related to bank accounts denominated in U.S.

Financial expenses mainly include foreign exchange losses related to the foreign currency short-term deposits and the change in fair value resulting from the settlement of three foreign currency forward sales contracts.

For the year ended December 31, 2020, financial income mainly relates to the change in the fair value of foreign currency forwards.

Foreign exchange losses are mainly due to bank accounts denominated in U.S. dollars for an amount of €2.7 million and short-term deposit accounts in U.S. dollars for an amount of €2.8 million, and are explained by the depreciation of the dollar against the euro since the IPO on the Nasdaq Global Market.